UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 3, 2008
___________________

ARABIAN AMERICAN DEVELOPMENT COMPANY

 (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-6247 (Commission File Number)	75-1256622 (IRS Employer Identification No.)

10830 North Central Expressway, Suite 175, Dallas, Texas 75231
(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (214) 692-7872

________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 3, 2008, the Board of Directors of Arabian American Development Company, a Delaware corporation (the “Corporation”) approved an amendment to the Amended and Restated By-Laws of the Corporation.

The amendment to the Amended and Restated By-Laws of the Corporation amended Article VI, Section 1 of the Corporation’s bylaws to expressly provide for the issuance of un-certificated shares of the Corporation’s stock in order to comply with a NASDAQ rule change requiring listed securities to be eligible to participate in the Direct Registration System.

The foregoing description of the amendment to the Corporation’s bylaws is not complete and is qualified in its entirety by reference to the text of the amendment to the bylaws of the Corporation attached as Exhibit 3(ii) to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this Report:

Exhibit Number Description

3(ii). First Amendment to the Amended and Restated By-Laws of Arabian American Development Company dated January 3, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARABIAN AMERICAN DEVELOPMENT COMPANY

Date:  January 7, 2008                                By: /s/ Nicholas Carter___________
      Nicholas N. Carter, Secretary

Exhibit Index

Exhibit No.                                           Description

EX-3(ii)	Text of Amendment to Article VI, Section 1 of the Corporation’s Bylaws as executed January 3, 2008.

Exhibit 3(ii)

FIRST AMENDMENT TO AMENDED AND RESTATED
BY-LAWS OF ARABIAN AMERICAN DEVELOPMENT COMPANY

WHEREAS, the directors of Arabian American Development Company, a Delaware corporation (the “Corporation”), adopted the Amended and Restated By-Laws of the Corporation on the 26th day of April, 2007 (the “By-Laws”); and
WHEREAS, the directors desire to amend certain of the provisions of the By-Laws to allow the Corporation to issue securities not represented by certificates for the purpose of enabling the Corporation to list its securities on the Nasdaq Global Select Market.
It is hereby agreed that the By-Laws are amended as follows:
1.
Article VI, Section 1 of the By-Laws is deleted in its entirety and the following is substituted therefore:
“CERTIFICATES OF STOCK

Section 1.  There will be issued to each holder of fully paid shares of the capital stock of the Corporation a certificate or certificates for such shares, if so requested by the holder (in the absence of such request, shares may be issued in book-entry form). To the extent required by the General Corporation Law of the State of Delaware, every holder of shares of the Corporation will be entitled to have a certificate signed by, or in the name of the Corporation by, the President or a Vice-President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.”

2.
Except as expressly amended herein, the By-Laws are hereby expressly ratified and confirmed as originally written.  All terms used herein shall have the same meanings as set out in the By-Laws, unless expressly otherwise indicated herein.

EXECUTED effective the 3rd day of January, 2008.